                        ANNUAL REPORT / OCTOBER 31, 2001

                            AIM LARGE CAP GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                           AIM LARGE CAP GROWTH FUND

                                  [COVER IMAGE]

                      -------------------------------------

                          THE BLUE VASE BY PAUL CEZANNE

  CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF TIME TO BECOME

 CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE THESE MASTERPIECES, THE COMPANIES

  IN AIM LARGE CAP GROWTH FUND ARE ALSO RECOGNIZED AS LEADERS IN THEIR FIELDS.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM LARGE CAP GROWTH FUND

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Reflecting how unforgiving the market has been, your fund produced disappointing results. For example, Class A shares of AIM Large Cap Growth Fund dropped 50.28% at net asset value during the fiscal year. The fund's relatively aggressive investing style led it to underperform its peers in the Lipper Large-Cap Growth Fund Index, which fell 40.27% for the same period. Nevertheless, we remain confident in the fund's strategy of pursuing capital growth through a portfolio of household-name companies with global franchises.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

                           AIM LARGE CAP GROWTH FUND

WEAK ECONOMY, TERRORIST ATTACKS HURT MARKET, FUND

HOW DID AIM LARGE CAP GROWTH FUND PERFORM FOR THE FISCAL YEAR?
Like most large-cap growth funds, AIM Large Cap Growth Fund suffered as the economy continued to weaken and as the country endured terrorist attacks. For the fiscal year ended October 31, 2001, the fund's Class A, Class B and Class C shares returned -50.28%, -50.57% and -50.60% at net asset value--that is, excluding sales charges. By contrast, the Russell 1000 Growth Fund Index returned -39.95% and the Lipper Large-Cap Growth Fund Index returned -40.27% for the same period.
    Much of the fund's underperformance occurred in the first quarter of 2001 as the economy deteriorated much further and much faster than anyone expected. Many high-valuation stocks were particularly hard hit as corporate earnings began to slow, layoffs began to increase and investor anxiety began to rise. On a more positive note, large-cap growth stocks, which had lagged their small- and mid-cap counterparts for much of 2001, outperformed in the third quarter--possibly signaling better performance ahead.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001--and revised estimates indicated the economy contracted at an annualized rate of 1.1% in the third quarter of 2001. Deteriorating corporate earnings and rising unemployment prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks. Others simply abandoned the stock market altogether in favor of fixed-income investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October.

HOW DID YOU MANAGE THE FUND DURING THE FISCAL YEAR?
At the end of the previous fiscal year, more than half of the fund's assets were invested in information technology stocks, since that was the sector in which the companies with the fastest growing earnings were located. When the economy slowed and corporate earnings weakened, technology stocks simply hit a wall in early 2001--as did many storage and software stocks. We reduced our tech holdings significantly during the year because so many companies with previously dependable earnings simply failed to deliver.
    We eliminated our utility holdings, as many utility companies faced an increasingly unfriendly political landscape, while we sharply increased our health care and financial holdings. Within health care, we identified attractive opportunities in specialty pharmaceutical and hospital stocks. In financials, we added dominant franchises like Fannie Mae and Citigroup with reasonable earnings expectations that are selling at attractive valuations. In information technology, we were skewed more to cyclical industries (including

--------------------------------------------------------------------------------

YOUR FUND AT A GLANCE

AIM Large Cap Growth Fund seeks long-term growth of capital by investing primarily in large-capitalization companies' securities that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase.

                                  [COVER IMAGE]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Focuses on companies whose earnings we believe will exceed consensus expectations

o   Focuses on stocks of market-leading companies

o Concentrates on companies in industries that are experiencing favorable secular trends

                           AIM LARGE CAP GROWTH FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

==========================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------
 1. Pfizer Inc.                         5.8%     1. Pharmaceuticals                  19.8%

 2. General Electric Co.                5.5      2. Diversified Financial Services   13.3

 3. American International Group, Inc.  4.4      3. Semiconductors                    7.6

 4. Freddie Mac                         4.4      4. Industrial Conglomerates          5.5

 5. Forest Laboratories, Inc.           2.6      5. Multi-Line Insurance              4.4

 6. Fannie Mae                          2.6      6. Semiconductor Equipment           3.6

 7. Tenet Healthcare Corp.              2.5      7. Systems Software                  3.4

 8. Citigroup Inc.                      2.4      8. Health Care Facilities            3.2

 9. Cisco Systems, Inc.                 2.3      9. Biotechnology                     2.9

10. King Pharmaceuticals, Inc.          2.1     10. Health Care Equipment             2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

==========================================================================================

networking, semiconductors and semiconductor equipment), which should be among the first to recover when the economy finally improves.

DID YOU DO ANYTHING SPECIAL TO MITIGATE MARKET UNCERTAINTY?
In the current uncertain market, when conviction levels are low, trends are difficult to discern and many companies lack confidence about their future earnings, we purposely added more stocks than we would normally own, and we reduced the size of our average holding to minimize risk. Overall, we increased the fund's stock holdings from 43 at the beginning of the fiscal year to 65 at its close.
    Also, while the fund is largely invested in four sectors--health care, information technology, financial and consumer discretionary stocks--we remain well diversified within those sectors. We've avoided making any significant bets on which sectors or which individual stocks might recover first. In this economy, where even some of the most consistent and reliable growth companies have missed their earnings estimates, it's difficult to have a high level of conviction in individual stocks or sectors.

WHAT WERE SOME OF THE FUND'S LARGEST HOLDINGS AT THE CLOSE OF THE FISCAL YEAR? The fund's largest holdings included:

o Pfizer, which in 2000 merged with Warner-Lambert, manufactures and markets some of the largest-selling prescription drugs as well as a stable of well-known consumer products.
o Forest Labs, formerly a generic drug maker exclusively, has moved into the more lucrative name-brand pharmaceutical industry while maintaining its generic and nonprescription businesses.
o Citigroup, the world's largest financial services company, provides credit card, banking, insurance and investment services in more than 100 countries.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and oil prices continued to decline. Stocks were favorably priced and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks.

--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

LOOK TO THE MARKET....

No economic indicator is correct all the time--but historically the stock market turns down or turns up before the economy changes direction. AIM Senior Investment Officer Philip Ferguson recently observed:
    "For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which, historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."

                           AIM LARGE CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (3/1/99)           -6.36%
1 Year                      -53.01

CLASS B SHARES
Inception (4/5/99)           -9.97%
1 Year                      -53.04

CLASS C SHARES
Inception (4/5/99)           -8.90%
1 Year                      -51.09

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were as follows. Class A shares, inception (3/1/99), -8.56%; one year, -59.63%. Class B shares, inception (4/5/99), -12.24%; one year, -59.63%. Class C shares, inception (4/5/99), -11.16%; one year, -57.95%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
3/1/99-10/31/01

================================================================================
              FUND,             RUSSELL
              CLASS A           1000
2/99           9,450            10,000
3/99          10,116.2          10,383.2
4/99           9,935.1          10,817.4
5/99           9,621.2          10,583.6
6/99          10,354.3          11,122.9
7/99          10,097.5          10,783.3
8/99          10,116.7          10,682.2
9/99          10,097.5          10,388.5
10/99         10,744.8          11,086.9
11/99         11,458.2          11,372.1
12/99         13,180.4          12,057.3
1/00          13,313.5          11,563.6
2/00          16,092            11,532.7
3/00          16,692.3          12,583.6
4/00          15,807.6          12,164.1
5/00          14,818            11,849.5
6/00          16,778.4          12,151.6
7/00          16,911            11,949.7
8/00          19,528.8          12,834.2
9/00          18,577.8          12,238.5
10/00         16,883.5          12,091
11/00         13,809            10,985.3
12/00         14,303.3          11,118.1
1/01          13,769.8          11,484
2/01          10,762.5          10,412.8
3/01           9,402.1           9,721.2
4/01          10,496.5          10,502.3
5/01          10,258.3          10,573.3
6/01           9,953.6          10,334.4
7/01           9,582.3          10,193.3
8/01           8,811.9           9,572.1
9/01           7,936             8,760.3
10/01          8,393.1           8,942.7

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Large Cap Growth Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 3/1/99-10/31/01. (Please note that performance results for the Russell 1000 Index are for the period 2/28/99-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

                           AIM LARGE CAP GROWTH FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.24%

ADVERTISING-0.79%

Omnicom Group Inc.                                35,000   $  2,687,300
=======================================================================

AEROSPACE & DEFENSE-1.26%

General Dynamics Corp.                            25,000      2,040,000
-----------------------------------------------------------------------
Lockheed Martin Corp.                             46,000      2,243,420
=======================================================================
                                                              4,283,420
=======================================================================

APPLICATION SOFTWARE-1.76%

Citrix Systems, Inc.(a)                          104,000      2,433,600
-----------------------------------------------------------------------
Electronic Arts Inc.(a)                           33,000      1,698,180
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               63,000      1,875,510
=======================================================================
                                                              6,007,290
=======================================================================

BIOTECHNOLOGY-2.94%

Amgen Inc.(a)                                     94,000      5,341,080
-----------------------------------------------------------------------
Genzyme Corp.(a)                                  42,000      2,265,900
-----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     40,000      2,399,200
=======================================================================
                                                             10,006,180
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

Best Buy Co., Inc.(a)                             80,000      4,392,000
=======================================================================

COMPUTER HARDWARE-2.80%

International Business Machines Corp.             65,000      7,024,550
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        250,000      2,537,500
=======================================================================
                                                              9,562,050
=======================================================================

DATA PROCESSING SERVICES-1.43%

Concord EFS, Inc.(a)                              72,000      1,970,640
-----------------------------------------------------------------------
First Data Corp.                                  43,000      2,905,510
=======================================================================
                                                              4,876,150
=======================================================================

DEPARTMENT STORES-0.59%

Kohl's Corp.(a)                                   36,000      2,001,960
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-13.30%

Citigroup Inc.                                   180,000      8,193,600
-----------------------------------------------------------------------
Fannie Mae                                       109,000      8,824,640
-----------------------------------------------------------------------
Freddie Mac                                      220,000     14,920,400
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   58,000      4,533,280
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 106,000      5,185,520
-----------------------------------------------------------------------
USA Education Inc.                                45,000      3,670,200
=======================================================================
                                                             45,327,640
=======================================================================

GENERAL MERCHANDISE STORES-1.54%

Target Corp.                                     168,000      5,233,200
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

HEALTH CARE DISTRIBUTORS & SERVICES-0.43%

AmerisourceBergen Corp.                           23,000   $  1,461,880
=======================================================================

HEALTH CARE EQUIPMENT-2.87%

Baxter International Inc.                        102,000      4,933,740
-----------------------------------------------------------------------
Medtronic, Inc.                                   50,000      2,015,000
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         40,000      2,840,000
=======================================================================
                                                              9,788,740
=======================================================================

HEALTH CARE FACILITIES-3.22%

HCA Inc.                                          65,000      2,577,900
-----------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        146,000      8,397,920
=======================================================================
                                                             10,975,820
=======================================================================

INDUSTRIAL CONGLOMERATES-5.45%

General Electric Co.                             510,000     18,569,100
=======================================================================

INTERNET RETAIL-0.68%

eBay Inc.(a)                                      44,000      2,309,120
=======================================================================

INVESTMENTS-1.46%

Nasdaq-100 Index Tracking Stock(a)               147,000      4,983,300
=======================================================================

MANAGED HEALTH CARE-0.94%

UnitedHealth Group Inc.                           49,000      3,221,750
=======================================================================

MOTORCYCLE MANUFACTURERS-1.66%

Harley-Davidson, Inc.                            125,000      5,657,500
=======================================================================

MOVIES & ENTERTAINMENT-2.02%

AOL Time Warner Inc.(a)                          150,000      4,681,500
-----------------------------------------------------------------------
Viacom Inc.-Class B(a)                            60,000      2,190,600
=======================================================================
                                                              6,872,100
=======================================================================

MULTI-LINE INSURANCE-4.38%

American International Group, Inc.               190,000     14,934,000
=======================================================================

NETWORKING EQUIPMENT-2.31%

Cisco Systems, Inc.(a)                           466,000      7,884,720
=======================================================================

PHARMACEUTICALS-19.82%

Allergan, Inc.                                    82,000      5,886,780
-----------------------------------------------------------------------
American Home Products Corp.                      63,000      3,517,290
-----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         70,000      3,308,200
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     120,000      8,925,600
-----------------------------------------------------------------------
Johnson & Johnson                                105,000      6,080,550
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                    185,000      7,213,150
-----------------------------------------------------------------------
Pfizer Inc.                                      473,000     19,818,700
-----------------------------------------------------------------------
Pharmacia Corp.                                  144,000      5,834,880
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       113,000      6,983,400
=======================================================================
                                                             67,568,550
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

PROPERTY & CASUALTY INSURANCE-0.78%

ACE Ltd. (Bermuda)                                75,000   $  2,643,750
=======================================================================

SEMICONDUCTOR EQUIPMENT-3.64%

Applied Materials, Inc.(a)                        80,000      2,728,800
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               94,000      3,840,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        100,000      3,303,000
-----------------------------------------------------------------------
Teradyne, Inc.(a)                                110,000      2,535,500
=======================================================================
                                                             12,408,140
=======================================================================

SEMICONDUCTORS-7.59%

Agere Systems Inc.-Class A(a)                    510,000      2,346,000
-----------------------------------------------------------------------
Analog Devices, Inc.(a)                          155,000      5,890,000
-----------------------------------------------------------------------
Linear Technology Corp.                           60,000      2,328,000
-----------------------------------------------------------------------
LSI Logic Corp.(a)                               256,000      4,339,200
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                              340,000      4,389,400
-----------------------------------------------------------------------
Texas Instruments Inc.                           152,000      4,254,480
-----------------------------------------------------------------------
Xilinx, Inc.(a)                                   77,000      2,342,340
=======================================================================
                                                             25,889,420
=======================================================================

SOFT DRINKS-2.07%

PepsiCo, Inc.                                    145,000      7,062,950
=======================================================================

SPECIALTY STORES-2.08%

AutoZone, Inc.(a)                                 40,000      2,341,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                        190,000   $  4,761,400
=======================================================================
                                                              7,102,600
=======================================================================

SYSTEMS SOFTWARE-3.40%

Microsoft Corp.(a)                               120,000      6,978,000
-----------------------------------------------------------------------
Oracle Corp.(a)                                  340,000      4,610,400
=======================================================================
                                                             11,588,400
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.76%

QUALCOMM Inc.(a)                                  53,000      2,603,360
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.98%

Sprint Corp. (PCS Group)(a)                      150,000      3,345,000
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $362,855,175)                         321,247,390
=======================================================================

MONEY MARKET FUNDS-5.14%

STIC Liquid Assets Portfolio(b)                8,759,130      8,759,130
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,759,130      8,759,130
=======================================================================
    Total Money Market Funds (Cost
      $17,518,260)                                           17,518,260
=======================================================================
TOTAL INVESTMENTS-99.38% (Cost $380,373,435)                338,765,650
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.62%                           2,114,823
=======================================================================
NET ASSETS-100.00%                                         $340,880,473
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $380,373,435)*                                $338,765,650
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,446,435
------------------------------------------------------------
  Fund shares sold                                   390,327
------------------------------------------------------------
  Dividends                                          113,468
------------------------------------------------------------
Investment for deferred compensation plan             16,751
------------------------------------------------------------
Collateral for securities loaned                   7,090,260
------------------------------------------------------------
Other assets                                          18,274
============================================================
    Total assets                                 349,841,165
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,262,120
------------------------------------------------------------
  Deferred compensation plan                          16,751
------------------------------------------------------------
  Collateral upon return of securities loaned      7,090,260
------------------------------------------------------------
Accrued distribution fees                            339,041
------------------------------------------------------------
Accrued trustees' fees                                   796
------------------------------------------------------------
Accrued transfer agent fees                          182,475
------------------------------------------------------------
Accrued operating expenses                            69,249
============================================================
    Total liabilities                              8,960,692
============================================================
Net assets applicable to shares outstanding     $340,880,473
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $138,269,170
____________________________________________________________
============================================================
Class B                                         $144,746,707
____________________________________________________________
============================================================
Class C                                         $ 57,864,596
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           15,677,446
____________________________________________________________
============================================================
Class B                                           16,697,322
____________________________________________________________
============================================================
Class C                                            6,670,571
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.82
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.82 divided by
      94.50%)                                   $       9.33
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.67
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $6,777,927 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $   1,850,217
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $27,937)                                         1,735,647
------------------------------------------------------------
Interest                                             180,870
------------------------------------------------------------
Security lending income                               17,182
============================================================
    Total investment income                        3,783,916
============================================================

EXPENSES:

Advisory fees                                      3,378,201
------------------------------------------------------------
Administrative services fees                         110,085
------------------------------------------------------------
Custodian fees                                        62,034
------------------------------------------------------------
Distribution fees -- Class A                         653,446
------------------------------------------------------------
Distribution fees -- Class B                       1,897,704
------------------------------------------------------------
Distribution fees -- Class C                         739,577
------------------------------------------------------------
Transfer agent fees -- Class A                       665,443
------------------------------------------------------------
Transfer agent fees -- Class B                       698,602
------------------------------------------------------------
Transfer agent fees -- Class C                       272,261
------------------------------------------------------------
Trustees' fees                                         9,925
------------------------------------------------------------
Other                                                315,979
============================================================
    Total expenses                                 8,803,257
============================================================
Less: Fees waived                                     (1,590)
------------------------------------------------------------
    Expenses paid indirectly                          (8,494)
============================================================
    Net expenses                                   8,793,173
============================================================
Net investment income (loss)                      (5,009,257)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (265,028,647)
------------------------------------------------------------
  Futures contracts                               (6,869,542)
============================================================
                                                (271,898,189)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (66,011,036)
------------------------------------------------------------
  Futures contracts                                 (306,162)
============================================================
                                                 (66,317,198)
============================================================
Net gain (loss) from investment securities
  and futures contracts                         (338,215,387)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(343,224,644)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (5,009,257)   $ (1,661,635)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                          (271,898,189)    (30,744,986)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (66,317,198)     23,255,276
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (343,224,644)     (9,151,345)
===========================================================================================
Share transactions-net:
  Class A                                                        55,385,107     219,794,733
-------------------------------------------------------------------------------------------
  Class B                                                        79,498,885     210,225,885
-------------------------------------------------------------------------------------------
  Class C                                                        34,349,074      80,133,352
===========================================================================================
    Net increase (decrease) in net assets                      (173,991,578)    501,002,625
===========================================================================================

NET ASSETS:

  Beginning of year                                             514,872,051      13,869,426
===========================================================================================
  End of year                                                 $ 340,880,473    $514,872,051
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 685,573,543    $521,366,964
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (18,489)        (35,719)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            (303,066,796)    (31,168,607)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (41,607,785)     24,709,413
===========================================================================================
                                                              $ 340,880,473    $514,872,051
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
       On October 31, 2001, undistributed net investment income was increased by $5,026,487 and paid in capital was decreased by $5,026,487 as a result of differing book/tax treatment of net operating loss and nondeductible stock issuance costs reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $294,886,250 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $    380,100  October 31, 2007
   ------------------------------
     27,182,658  October 31, 2008
   ------------------------------
    267,323,492  October 31, 2009
   ==============================
   $294,886,250
   ______________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,590.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $110,085 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $888,990 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $653,446, $1,897,704 and 739,577, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $414,262 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $97,612 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,923 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,960 and reductions in custodian fees of $534 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,494.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $6,777,927 were on loan to brokers. The loans were secured by cash collateral of $7,090,260 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $17,182 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $718,087,793 and $507,943,655, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                     $           0
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (49,788,331)
=========================================================
Net unrealized appreciation
  (depreciation) of investment
  securities                                $ (49,788,331)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $388,553,981.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    ------------
Sold:
  Class A                                                     12,973,656    $ 170,871,961    13,372,376    $243,408,072
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     10,999,634      148,982,917    12,077,582     219,734,204
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,827,150       63,219,920     4,575,100      82,410,277
=======================================================================================================================
Reacquired:
  Class A                                                     (9,996,104)    (115,486,854)   (1,361,845)    (23,613,339)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (6,284,953)     (69,484,032)     (555,702)     (9,508,319)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,680,111)     (28,870,846)     (131,632)     (2,276,925)
=======================================================================================================================
                                                               9,839,272    $ 169,233,066    27,975,879    $510,153,970
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                                              -------------------------------------------
                                                                                          MARCH 1, 1999
                                                                                         (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                              -----------------------      OCTOBER 31,
                                                               2001(a)       2000(a)           1999
                                                              ---------     ---------    ----------------
Net asset value, beginning of period                          $  17.74      $  11.29          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)        (0.15)          (0.04)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (8.84)         6.60            1.33
=========================================================================================================
    Total from investment operations                             (8.92)         6.45            1.29
=========================================================================================================
Net asset value, end of period                                $   8.82      $  17.74          $11.29
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 (50.28)%       57.13%          13.70%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $138,269      $225,255          $7,785
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                           1.57%(c)      1.58%           1.53%(d)(e)
=========================================================================================================
Ratio of net investment income (loss) to average net assets      (0.72)%(c)    (0.82)%         (0.59)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                            124%          113%             21%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $186,698,739.
(d)  Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets prior to fee waiver was 3.63%.

                                                                              CLASS B
                                                              ----------------------------------------
                                                                                         APRIL 5, 1999
                                                                                          (DATE SALES
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              -----------------------     OCTOBER 31,
                                                               2001(a)       2000(a)        1999(a)
                                                              ---------     ---------    -------------
Net asset value, beginning of period                          $  17.54      $  11.25        $11.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)        (0.27)        (0.08)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (8.71)         6.56          0.31
======================================================================================================
    Total from investment operations                             (8.87)         6.29          0.23
======================================================================================================
Net asset value, end of period                                $   8.67      $  17.54        $11.25
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                 (50.57)%       55.91%         2.09%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $144,747      $210,224        $5,183
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.23%(c)      2.24%         2.23%(d)(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (1.39)%(c)    (1.48)%       (1.29)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                            124%          113%           21%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $189,770,380.
(d)  Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets prior to fee waiver was 4.33%.

                                                                              CLASS C
                                                              ---------------------------------------
                                                                                        APRIL 5, 1999
                                                                                         (DATE SALES
                                                              YEAR ENDED OCTOBER 31,    COMMENCED) TO
                                                              ----------------------     OCTOBER 31,
                                                              2001(a)       2000(a)        1999(a)
                                                              --------      --------    -------------
Net asset value, beginning of period                          $ 17.55       $ 11.25        $11.02
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)        (0.27)        (0.08)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (8.72)         6.57          0.31
=====================================================================================================
    Total from investment operations                            (8.88)         6.30          0.23
=====================================================================================================
Net asset value, end of period                                $  8.67       $ 17.55        $11.25
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                (50.60)%       56.00%         2.09%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $57,865       $79,392        $  901
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                          2.23%(c)      2.24%         2.23%(d)(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets     (1.39)%(c)    (1.48)%       (1.29)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate                                           124%          113%           21%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $73,957,701.
(d)  Annualized.
(e) Excluding fee waiver. Ratio of expenses to average net assets prior to fee waiver was 4.33%.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Large Cap Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

LARGE CAP GROWTH FUND

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and                                Chairman and President                  Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                              Gary T. Crum                            A I M Advisors, Inc.
                                                       Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                               Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                           Vice President and Treasurer
Formerly Director, President, and                                                              TRANSFER AGENT
Chief Executive Officer                                Melville B. Cox
COMSAT Corporation                                     Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Owen Daly II                                           Edgar M. Larsen                         Houston, TX 77210-4739
Formerly, Director                                     Vice President
Cortland Trust, Inc.                                                                           CUSTODIAN
                                                       Mary J. Benson
Albert R. Dowden                                       Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                              Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                                   Boston, MA 02110
DHJ Media, Inc.; and                                   Sheri Morris
Director, Magellan Insurance Company,                  Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                       Assistant Treasurer
Chief Executive Officer,                                                                       Ballard Spahr
Volvo Group North America, Inc.; and                                                           Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                                1735 Market Street
                                                                                               Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                               919 Third Avenue
                                                                                               New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                        DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                                A I M Distributors, Inc.
of the U.S. House of Representatives                                                           11 Greenway Plaza
                                                                                               Suite 100
Carl Frischling                                                                                Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                          AUDITORS

Prema Mathai-Davis                                                                             Ernst & Young LLP
Member, Visiting Committee,                                                                    1221 McKinney, Suite 2400
Harvard University Graduate School                                                             Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

                       HOW AIM FUNDS MAKES INVESTING EASY


AIM BANK CONNECTION(SM)                     You can invest in your AIM account
                                            in amounts from $50 to $100,000
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AIM INTERNET CONNECT(SM)                    Sign up for this service and you can
                                            buy, redeem or exchange shares of
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                                            by visiting our Web site at
                                            www.aimfunds.com. For a retirement
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                                            only exchanges are allowed over the
                                            Internet because of the
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                                            requirements these accounts involve.

AUTOMATIC REINVESTMENT OF                   You can receive distributions in
DIVIDENDS AND/OR CAPITAL GAINS              cash, or you can reinvest them in
                                            your account without paying a sales
                                            charge. Over time, the power of
                                            compounding can significantly
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AUTOMATIC INVESTMENT PLAN                   You can add to your account by
                                            authorizing your AIM fund to
                                            withdraw a specified amount, minimum
                                            $25, from your bank account on a
                                            regular schedule.

EASY ACCESS TO YOUR MONEY                   You can redeem shares of your AIM
                                            fund any day the New York Stock
                                            Exchange is open. The value of the
                                            shares may be more or less than
                                            their original cost depending on
                                            market conditions.

EXCHANGE PRIVILEGE                          As your investment goals change, you
                                            may exchange part or all of your
                                            shares of one fund for shares of a
                                            different AIM fund within the same
                                            share class. You may make up to 10
                                            such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT PLANS             You can enjoy the tax advantages
                                            offered by a variety of investment
                                            plans, including Traditional IRAs,
                                            Roth IRAs and education IRAs, among
                                            others.

www.aimfunds.com                            Our award-winning Web site provides
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                                            education and fund-performance
                                            information. You can e-mail us via
                                            the Web site for account-specific or
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eDELIVERY                                   This electronic service delivers
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                                            way, you will not receive paper
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                                            "Account Options" and select
                                            "eDelivery."

AIM INVESTOR LINE,                          You can find current account
800-246-5463                                information and the price, yield and
                                            total return on all AIM funds 24
                                            hours a day. You can also order a
                                            year-to-date statement of your
                                            account.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                    including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                          September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth             The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                  AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                       complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                  management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                         an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                    AIM Worldwide Spectrum                    subsidiary of AMVESCAP PLC, one of the world's
AIM Weingarten                          AIM Global Trends                         largest independent financial services companies
AIM Small Cap Equity                    AIM International Value(3)                with $361 billion in assets under management
AIM Capital Development                                                           as of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        LCG-AR-1

A I M DISTRIBUTORS, INC.